TAXES ON INCOME	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 8:-	TAXES ON INCOME

a.	Tax rates:

The Israeli corporate income tax rate was 25% in 2016 and 26.5% in 2015 and 2014.

In January 2016, the Law for Amending the Income Tax Ordinance (No. 216) (Reduction of Corporate Tax Rate), 2016 was approved, which includes a reduction of the corporate tax rate from 26.5% to 25%, effective from January 1, 2016.

In December 2016, a further reduction in the corporate tax rate to 24% effective January 2017 and to 23% effective January 1, 2018 and thereafter was enacted.

b.	Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2015	2016
Deferred tax assets:
Net operating loss and capital loss carry forward	$36,109	$36,284
Valuation allowance	(36,109)	(36,284)

Net deferred tax asset	-	-

Management currently believes that since the Company has a history of losses it is more likely than not that the deferred tax assets regarding the loss carry-forward will not be realized in the foreseeable future.

c.	Net operating losses carry-forward:

The Company has accumulated operating losses for tax purposes as of December 31, 2016 in the amount of approximately $29,983 (denominated in NIS), which may be carried forward and offset against taxable income in the future for an indefinite period.

The Company has accumulated capital losses of approximately $117,553 (denominated in NIS), which may be carried forward and offset against capital gains.

d.	The main reconciling item from the statutory tax rate of the Company to the effective tax rate are valuation allowances provided for deferred tax assets.

e.	Tax reports filed by the Company in Israel through the year ended December 31, 2012 are considered final.

f.	As of December 31, 2014, 2015 and 2016, the Company did not have any unrecognized tax benefits or uncertain tax positions.